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                U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               Form 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) August 24, 2001


                 Commission file number 33-55254-18


                COMPOSITE INDUSTRIES OF AMERICA, Inc.
                (Formerly Known As World Homes, Inc.)

         (Exact name of registrant as specified in charter)


                 Nevada                                87-0434297
     (State of other jurisdiction of                (I.R.S. Employer
      incorporation or organization)              Identification Number)

     4505 W. Hacienda Ave Unit I-1
           Las Vegas, Nevada                              89118
 (Address of Principal Executive Office)               (Zip Code)

                            (702) 579-4888
         (Registrant's Telephone Number, Including Area Code)

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Copies To:

William Morris
4505 W. Hacienda Ave. # I-1
Las Vegas, NV 89118
(702) 579-4888


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Item No. 1.     Changes in Control of Registrant.

No events to report.

Item No. 2.     Acquisition or Disposition of Assets.

No events to report.

Item No. 3.     Bankruptcy or Receivership.

No events to report.

Item No. 4.     Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.     Other Events.

The Company changed its name to Composite Industries of America, Inc. on August 24, 2001.

Composite Industries of America, Inc. has a new CUSIP number of 20461M101 and a new trading symbol of CIAI.

Item No. 6.     Resignation of Registrant's Directors.

No events to report


Item No. 7. Financial Statements, Proforma Financial Information and Exhibits.

1) Amendment to the Articles of Incorporation changing name to Composite Industries of America, Inc.


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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMPOSITE INDUSTRIES OF AMERICA, INC.


By: /s/ Merle Ferguson                            Dated:  31 August, 2001
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        Merle Ferguson, President & CEO


By: /s/ Susan Donohue                             Dated:  31 August, 2001
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        Susan Donohue, Secretary